Exhibit 24.1

Date: April 28, 2008

POWER OF ATTORNEY

Know all men by these presents that each of the undersigned do hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned are otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID.

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P.,
its general partner

By:	KKR Millennium GP LLC, the general
partner of KKR Associates Millennium L.P.

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Member

KKR ASSOCIATES MILLENNIUM
L.P.

By:	KKR Millennium GP LLC, the
general
partner of KKR Associates
Millennium L.P.

/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Member

KKR MILLENNIUM GP LLC

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Member

Date: April 28, 2008

POWER OF ATTORNEY

Know all men by these presents that each of the undersigned do hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned are otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID.

KKR 2006 FUND L.P.

By:	KKR Associates 2006 L.P.,
its general partner

By:	KKR 2006 GP LLC, the general
partner of
KKR Associates 2006 L.P.

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Member

KKR ASSOCIATES 2006 L.P.

By:		KKR 2006 GP LLC, the general
partner of
KKR Associates 2006 L.P.

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Member

KKR 2006 GP LLC

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Member

Date: April 28, 2008

POWER OF ATTORNEY

Know all men by these presents that each of the undersigned do hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned are otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID.

KKR PEI INVESTMENTS, L.P.

By:	KKR PEI Associates, L.P.,
its general partner

By:	KKR PEI GP Limited, the general
partner of
KKR PEI Associates, L.P.

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Secretary

KKR PEI ASSOCIATES, L.P.

By:		KKR PEI GP Limited, the general
partner of
KKR PEI Associates, L.P.

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Secretary

KKR PEI GP LIMITED

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Secretary

Date: April 28, 2008

POWER OF ATTORNEY

Know all men by these presents that each of the undersigned do hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned are otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID.

KOHLBERG KRAVIS ROBERTS & CO. L.P.

By:	KKR & Co. L.L.C.,
its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Chief Financial Officer

KKR & CO. L.L.C.

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Chief Financial Officer

Date: April 28, 2008

POWER OF ATTORNEY

Know all men by these presents that each of the undersigned do hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned are otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID.

KKR PARTNERS III, L.P.

By:	KKR III GP LLC
its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Authorized Person

KKR III GP LLC

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Authorized Person

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P.,
its manager

By:	KKR 2006 GP LLC, the general
partner of
KKR Associates 2006 L.P.

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Member

POWER OF ATTORNEY

Know all men by these presents that Henry R. Kravis does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Henry R. Kravis
Name: Henry R. Kravis

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that George R. Roberts does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ George R. Roberts
Name: George R. Roberts

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that James H. Greene, Jr. does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ James H. Greene, Jr.
Name: James H. Greene, Jr.

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Paul E. Raether does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Paul E. Raether
Name: Paul E. Raether

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Perry Golkin does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Perry Golkin
Name: Perry Golkin

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Johannes P. Huth does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Johannes P. Huth
Name: Johannes P. Huth

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Todd A. Fisher does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Todd A. Fisher
Name: Todd A. Fisher

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Alexander Navab does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Alexander Navab
Name: Alexander Navab

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Marc S. Lipschultz does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Marc S. Lipschultz
Name: Marc S. Lipschultz

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Jacques Garaïalde does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Jacques Garaïalde
Name: Jacques Garaïalde

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Reinhard Gorenflos does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Reinhard Gorenflos
Name: Reinhard Gorenflos

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Michael M. Calbert does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Michael M. Calbert
Name: Michael M. Calbert

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Scott C. Nuttall does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Scott C. Nuttall
Name: Scott C. Nuttall

Date:  July 31, 2005

POWER OF ATTORNEY

Know all men by these presents that Joseph Y. Bae does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Joseph Y. Bae
Name: Joseph Y. Bae

Date:  November 20, 2002

POWER OF ATTORNEY

Know all men by these presents that Brian F. Carroll does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Brian F. Carroll
Name: Brian F. Carroll

Date:  November 20, 2002

POWER OF ATTORNEY

Know all men by these presents that John K. Saer, Jr. does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to:  (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ John K. Saer, Jr.
Name: John K. Saer, Jr.

Date:  November 20, 2002